Employment Contract

Party A: Shanghai Hai Lu Kun Lun Hi-Tech Engineering Co., Ltd.
Location: 7th floor No. 267 Quyang Road

Party B: WU Qinghuan

According to the "Labor Law of the PRC" and "Shanghai labor contract provisions," as mutually agreed, Party A and Party B shall voluntarily sign this contract and comply with the terms setting out in the contract.

First item: term of the contract

1. The term of this contract is from 2006.1.1 to 2007.12.31, and from the   /   year    /   month    /   day to    /   year    /   month    /   day is the probation period, when the probation period expires, Party A should promptly evaluate for Party B, if party B is disqualified, party A can extend the probation period / month or retire, If not evaluate after probation, as qualified to perform the contract.

Secondly item: work content

2、1 party A according to the work need assign party B to work as executive director and other work specified by party A

2、2 party A can adjust party B’s operating post according to the work need and the capability of the party B and work performance, if the party B think it is difficult to the operating post adjustment, party B can apply demission.

2、3 party B should complete the stated work quantity in time and reach the required quality standard according to requirement of the party B

Third item: work condition and labor protection

3、1 party A provide party B with labor safety and hygiene conditions according to the state specified to ensure party B to work in the condition of safety and not harmed environment.

3、2 Party A should in accordance with stated specified standard work time. Due to special reasons for the extension of working hours, it should be implemented in the condition of guaranteeing the health of party B

3、3 party B can take the state statutory holiday according to the law

Forth item: labor reward

4、1 The salary of the party A should according to the principle of the distribution according to the work, the salary paid by party A shouldn’t less than the lowest salary standard of the shanghai government required.

4、2 The annual pay/wage paid by party A(base pay before tax) is 30,000 Yuan(RMB), per month (RMB)_/_ Yuan during the probation period

4、3 If the condition which in the 2.2 item happen, party A has the right to adjust the salary and welfare treatment of the party B

Fifth item: society welfare

5、1 both side should pay the pension insurance, medical insurance, provident fund and unemployment insurance according to the provision of the shanghai society insurance.

5、2 Party A can adjust the wage and welfare treatment according to the state regulation and enterprise benefit and work performance of the party B.

5、3 party B can take the paid holiday

5、4 during the period of validity, party B need take medical treatment for illness or suffer from work should implement the provision of shanghai government.

Sixth item: labor discipline, encouragement and punishment

6、1 party B must be in strict compliance with national laws, regulations, and the regulations and the confidential rules of the party A.

6、2 Party B must earnestly fulfill their tasks by the working procedures, and improve their work skills, and enforce labor safety and health standards strictly, comply to the labor discipline and professional ethics

6、3 party A can provide party B with commend, Promotion, give a raise and so on

6、4 party B disobey labor discipline, party A can according to the rules and regulations to give discipline punish until the termination of this contract

Seventh item: both sides can change the relative content in the following condition

7、1 Party A adjust production, or because the circumstances have changed by mutual consultation contracts

7、2 both side agree and not harm to the benefit of the nation ,collectivity and others

7、3 the law, code, rules and policy which the contract based has changed

7、4 As a result of great force and inability to perform this contract

7、5 other condition which the law and rule set

Eighth item: contract relieve

8、1 Party A and Party B consensus, the contract may be canceled

8、2 In the condition as follow ,party A has the right to refuse the party B and to relieve the contract.

8、2、1 In the trial period proved to be not consistent with the conditions of employment

8、2、2 party B can’t finish the work without any reason

8、2、3 Seriously disobey labor discipline, or the rules and regulations of the party A

8、2、4 Serious breach of duty and jobbery which has effect the benefit of the party A

8、2、5 run criminally responsible by law or re-education through labor

8、3 The following cases, the owner can cancel the labor contract, it should send written notice to Party B 30 days in advance

8、3、1 party B get ill and wound ,after the medical care party B can not do their original work and can not be engaged in the appropriate arrangements party A arrange

8、3、2 labor isn’t qualified, and after training and adjustment still can not compete work

 8、3、3 Labor contracts on the basis of objective circumstances has a great change, which can not perform the original contract, the parties are unable to reach an agreement to change the negotiations

8、4 the party A can’t cancel the contract in the following condition

8、4、1 Party B suffers from occupational disease or labor wound ,and lose labor ability or partly lose.

8、4、2 party B sicken or labor wound and in the sated medical treatment period

8、4、3 Women workers in pregnancy, maternity and breast-feeding period

8、4、4 Law and rule state other condition

8、5 party B can’t cancel the contract if party B has one condition as follow

8、5、1 Causing economic losses to the owner and not treated completely

8、5、2 check by the relevant state organs in accordance with the law and has not yet closed

8、5、3 Financed with the owner on training, housing, a distribution service agreement, and the services doesn’t expired

8、6 In the following condition, party B can cancel the contract at any time

8、6、1 In the probation period

8、6、2 Party A take violence threat or use illegal means to restrict the personal freedom of the party B to forced party B to labor

8、6、3 The owner don’t pay reward and provide working conditions in accordance with the contractual agreement or to

8、7 If the party B unilateral cancel the contract within the contract period should send written notice to the party A 30 days in advance and permitted by party A, or else party B compensate party A a month wage

Ninth item: both side promissory items

9、1 Party B has the obligations to keep business secrets and proprietary technologies for party A, after the termination or cancellations of the contract Party B can not use the patented technology or related technology to produce similar products or operating a similar business and hold a post in the competition, nor have its own production of similar products or operating similar businesses.

9、2 Party B enjoy funded training ,in the contract period or extended period of B if the party B offered to resign or dismissed by the party A, Party B should compensate training fees, except if there are otherwise agreement by the two sides.

9、3 Party B enjoy housing welfare provided by the party A ,in the contract period or extended period of B if the party B offered to resign or dismissed by the party A, Party B should compensate training fees, except if there are otherwise agreement by the two sides.

Tenth item: Breach of contract responsibility

10、1 Party A disobey the contractual agreement and cause losses to the Party B should bear the liability of the compensation .

10、2 party B disobey the contractual agreement or the contractual agreement of the commercial secrets which resulting in economic losses, it should bear the liability of the compensation.

Eleventh item: labor dispute

11、1 if the two sides occur dispute due to the performance of the contract, apply for conciliation to the labor dispute mediation unit (according to the <labor law>)

11、2 if the Mediation fails, either side can according to the procedures of the "Labor Law" provision to apply for the arbitration.

11、3 if not content to arbitration, both parties can bring the case to court

Twelfth item: contract force

12、1 The date when the contract sign has legally binding, and both sides must be strictly enforced and any party ask to amend the contract is subject to the two sides to negotiate.

12、2 During the contract period, due to the contract changes , the two sides signed a supplementary agreement of the contract has the same legal effect

12、3 A duplicate of this contract, the two sides each hold one copy , and then entry into force upon signature by both parties

12、4 Pending issues of this contract or contrary to the relevant provisions of the state's and Shanghai, it should in accordance with the relevant regulations.

/s/ CHEN Qi	/s/ WU Qinghuan
Party A:	Party B:
Shanghai Hai Lu Kun Lun Hi-Tech Engineering Co., Ltd.	WU Qinghuan
Date: 2006.1.1	Date: 2006.1.1